MFS(R)GOVERNMENT MORTGAGE FUND

    Supplement to the December 1, 2002 as revised February 1, 2003 Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated December 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

Average Annual Total Returns (for the periods ending December 31, 2001):

         Return Before Taxes        1 Year          5 Year          10 Year
         -------------------        ------          ------          -------
         Class I shares              7.51%          6.81%            6.37%

The fund commenced investment operations on January 9, 1986 with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance than class I shares would have experienced had they been offered for the entire period.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                                                         Class I

        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)....................................................................          None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)......................................          None

    Annual Fund Operating Expenses (expenses that are deducted from fund assets)

           Management Fees                                        0.45%
           Distribution and Service (12b-1) Fees                  0.00%
           Other Expenses                                         0.25%
                                                                  -----
           Total Annual Fund Operating Expenses                   0.70%
             Fee Waiver(1)                                       (0.05%)
                                                                 -------
             Net Expenses(2)                                      0.65%
------------------

(1) MFS has contractually agreed to waive 0.05% of the fund's management fee. This contractual fee arrangement will remain in effect until at least December 1, 2003, unless modified with the consent of the board of trustees which oversees the fund.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 0.62%.

Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

              Share Class                 Year 1              Year 3              Year 5             Year 10
              -----------                 ------              ------              ------             -------
              Class I shares                $66                $219                $385                $866

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Highlights - Class I Shares

Year Ended July 31,                                                2002          2001          2000        1999         1998
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                             $ 6.68       $  6.37         $  6.38     $  6.69    $  6.72
                                                                  ------       -------         -------     -------    -------
Income from investment operations#ss.ss.-
   Net investment incomess.                                       $ 0.37       $  0.41         $  0.40     $  0.41    $  0.44
   Net realized and unrealized gain (loss) on investments           0.12          0.32             --        (0.30)     (0.02)
                                                                 -------          ----          ------    ---------  ---------
     Total from investment operations                             $ 0.49       $  0.73         $  0.40     $  0.11    $  0.42
                                                                  ------       -------         -------     -------    -------
Less distributions declared to shareholders -
   From net investment income                                     $(0.37)      $ (0.42)        $ (0.41)    $ (0.41)   $ (0.43)
   From net realized gain on investments                             --            --              --          --       (0.02)
   In excess of net investment income                              (0.04)        (0.00)+           --          --         --
   From paid-in capital                                              --            --              --        (0.01)       --
                                                                     --         ------          ------    ---------   ------
     Total distributions declared to shareholders                 $(0.41)      $ (0.42)        $ (0.41)    $ (0.42)   $ (0.45)
                                                                  -------      --------        --------    --------   --------
Net asset value - end of period                                   $ 6.76       $  6.68         $  6.37     $  6.38    $  6.69
                                                                  ------       -------         -------     -------    -------
Total return                                                        7.61%        11.82%           6.53%       1.42%      6.47%
Ratios (to average net assets)/Supplemental datass.

   Expenses##                                                       0.65%         0.66%           0.65%       0.68%      0.73%
   Net investment incomess.ss.                                        5.55%         6.14%           6.37%       6.11%      6.67%
Portfolio turnover                                                  139%          33%             65%        177%        72%
Net assets at end of period (000,000 Omitted)                     $  --++       $  --++         $  --++      $61         $51

ss. The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                             $ 0.37       $  0.41        $  0.39      $  0.41         --
Ratios (to average net assets):

   Expenses##                                                       0.70%         0.71%          0.70%        0.72%        --
   Net investment income                                            5.50%         6.09%          6.32%        6.07%        --

ss.ss. As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
+    Per share amount was less than $0.01.
++   Class I net assets were less than $500.
#    Per share data are based on average  shares  outstanding.
##   Ratios do not reflect reductions from certain expense offset arrangements.

  The date of this Supplement is December 1, 2002 as revised February 1, 2003.